Exhibit 99.2
CNA Financial Corporation
Supplemental Financial Information
December 31, 2009
This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation
Table of Contents
December 31, 2009

CNA Financial Corporation
Definitions and Presentation
•	P&C Operations includes CNA Specialty and CNA Commercial.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•	Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business primarily in run-off, including CNA Re. This segment also includes the results related to the centralized adjusting and settlement of asbestos and environmental pollution claims.

•	Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note K of the Condensed Consolidated Financial Statements within the September 30, 2009 Form 10-Q for further discussion of this measure.

•	In evaluating the results of CNA Specialty and CNA Commercial, management utilizes the combined ratio, the loss ratio, the expense ratio, and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders’ dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Limited partnerships are a relatively small portion of CNA’s overall investment portfolio. The majority of our limited partnership investments employ strategies that generate returns through investing in securities that are marketable while engaging in various management techniques primarily in public fixed income and equity markets. The risks associated with limited partnership investments may include losses due to leveraging, short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

•	FY = Full Year
SEGMENT CHANGES
As a result of the realignment of management responsibilities, CNA Financial Corporation and its controlled subsidiaries (the Company or CNA) revised its property and casualty segments in the fourth quarter of 2009. There was no change in the Company’s Life & Group Non-Core and Corporate & Other Non-Core segments. Prior period segment disclosures have been conformed to the current year presentation. The new segment structure reflects the way management currently reviews results and makes business decisions.

The Company’s core property and casualty commercial insurance operations are reported in two business segments: CNA Specialty and CNA Commercial. CNA Specialty provides a broad array of professional, financial and specialty property and casualty products and services, primarily through insurance brokers and managing general underwriters. CNA Commercial includes property and casualty coverages sold to small businesses and middle market entities and organizations primarily through an independent agency distribution system. CNA Commercial also includes commercial insurance and risk management products sold to large corporations primarily through insurance brokers. Previously, the Company’s international operations were treated as a separate business unit within CNA Specialty. The products sold through the Company’s international operations are now reflected within CNA Specialty and CNA Commercial in a manner that aligns with the products within each segment. Additionally, the Company’s excess and surplus lines, which were previously included in CNA Specialty, are now included in CNA Commercial, as part of CNA Select Risk.

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CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

			Fav /			Fav /
PERIODS ENDED DECEMBER 31	Three Months		(Unfav)	Twelve Months		(Unfav)
(In millions)	2009	2008	% Change	2009	2008	% Change
STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,686	$1,765	(4)%	$6,721	$7,151	(6)%
Net investment income	565	170	N/M	2,320	1,619	43
Net realized investment losses, net of participating policyholders’ interests:
Other-than-temporary impairment (OTTI) losses	(339)	(644)	47	(1,669)	(1,484)	(12)
Portion of OTTI losses recognized in Other comprehensive income	144	—	N/M	317	—	N/M

Net OTTI losses recognized in earnings	(195)	(644)	70	(1,352)	(1,484)	9
Other net realized investment gains	267	160	67	495	187	165

Net realized investment gains (losses), net of participating policyholders’ interests	72	(484)	115	(857)	(1,297)	34

Other revenues	75	86	(13)	288	326	(12)

Total revenues	2,398	1,537	56	8,472	7,799	9

Claims, benefits and expenses:
Insurance claims and policyholders’ benefits	1,371	1,343	(2)	5,290	5,723	8
Amortization of deferred acquisition costs	354	384	8	1,417	1,467	3
Other operating expenses	283	313	10	1,097	1,037	(6)
Interest	33	34	3	128	134	4

Total claims, benefits and expenses	2,041	2,074	2	7,932	8,361	5

Income (loss) from continuing operations before income tax	357	(537)	166	540	(562)	196
Income tax (expense) benefit	(87)	219	(140)	(57)	311	(118)

Income (loss) from continuing operations	270	(318)	185	483	(251)	N/M
Income (loss) from discontinued operations, net of tax	—	(1)	N/M	(2)	9	(122)

Net income (loss)	270	(319)	185	481	(242)	N/M
Net income attributable to noncontrolling interests	(24)	(17)	(41)	(62)	(57)	(9)

Net income (loss) attributable to CNA	$246	$(336)	173%	$419	$(299)	N/M %

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Income (Loss) Attributable to CNA Common Stockholders, Per Share Data and Return on Equity

PERIODS ENDED DECEMBER 31	Three Months		Twelve Months
(In millions, except per share data)	2009	2008	2009	2008
COMPONENTS OF INCOME (LOSS) ATTRIBUTABLE TO CNA COMMON STOCKHOLDERS
Net operating income (loss) from continuing operations attributable to CNA	$197	$(21)	$982	$533
Less: 2008 Senior Preferred dividends	(28)	(19)	(122)	(19)

Net operating income (loss) from continuing operations attributable to CNA common stockholders	169	(40)	860	514
Net realized investment gains (losses) attributable to CNA common stockholders	49	(314)	(561)	(841)

Income (loss) from continuing operations attributable to CNA common stockholders	218	(354)	299	(327)
Income (loss) from discontinued operations attributable to CNA common stockholders	—	(1)	(2)	9

Income (loss) attributable to CNA common stockholders	$218	$(355)	$297	$(318)

BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE
Net operating income (loss) from continuing operations attributable to CNA	$0.73	$(0.08)	$3.65	$1.98
Less: 2008 Senior Preferred dividends	(0.10)	(0.07)	(0.45)	(0.07)

Net operating income (loss) from continuing operations attributable to CNA common stockholders	0.63	(0.15)	3.20	1.91
Net realized investment gains (losses) attributable to CNA common stockholders	0.18	(1.16)	(2.09)	(3.12)

Income (loss) from continuing operations attributable to CNA common stockholders	0.81	(1.31)	1.11	(1.21)
Income (loss) from discontinued operations attributable to CNA common stockholders	—	—	(0.01)	0.03

Basic and diluted earnings (loss) per share attributable to CNA common stockholders	$0.81	$(1.31)	$1.10	$(1.18)

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	269.0	269.0	269.0	269.4

Diluted	269.2	269.0	269.1	269.4

RETURN ON EQUITY
Net income (loss) attributable to CNA (1)	9.2%	(18.4)%	4.8%	(3.5)%

Net operating income (loss) from continuing operations attributable to CNA (2)	7.2	(0.8)	9.0	5.1

(1)	Annualized net income (loss) attributable to CNA divided by the average CNA stockholders’ equity including accumulated other comprehensive income/loss (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2)	Annualized net operating income (loss) from continuing operations attributable to CNA divided by the average CNA stockholders’ equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	December 31, 2009	December 31, 2008

Total assets	$55,298	$51,688
Insurance reserves	38,263	38,771
Debt	2,303	2,058
Total liabilities	44,132	44,391
Preferred stock	1,000	1,250
Accumulated other comprehensive loss	(325)	(3,924)
Noncontrolling interests	506	420
Total CNA stockholders’ equity	10,660	6,877

Book value per common share	$35.91	$20.92

Book value per common share excluding AOCI	$37.12	$35.50

Outstanding shares of common stock (in millions of shares)	269.0	269.0

THREE MONTHS ENDED
DECEMBER 31
(In millions)	2009	2008

Net cash flows provided by operating activities (1)	$983	$297

Net cash flows used by investing activities	(925)	(1,400)

Net cash flows provided (used) by financing activities	(48)	1,080

Net cash flows from operating, investing and financing activities	$10	$(23)

TWELVE MONTHS ENDED
DECEMBER 31
(In millions)	2009	2008

Net cash flows provided by operating activities (1)	$1,258	$1,558

Net cash flows used by investing activities	(1,093)	(1,908)

Net cash flows provided (used) by financing activities	(120)	347

Net cash flows from operating, investing and financing activities	$45	$(3)

(1)	Operating cash flows for the three and twelve months ended December 31, 2009 include $(7) million and $(23) million related to discontinued operations. Operating cash flows for the three and twelve months ended December 31, 2008 include $(1) million and $(8) million related to discontinued operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED DECEMBER 31, 2009
				Life & Group	Corporate &
(In millions)	CNA Specialty	CNA Commercial	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$7,010	$13,266	$20,276	$2,866	$3,764	$26,906
Ceded	1,134	2,269	3,403	884	1,356	5,643

Net	5,876	10,997	16,873	1,982	2,408	21,263

Net incurred claim & claim adjustment expenses	324	537	861	149	198	1,208

Net claim & claim adjustment expense payments	(336)	(689)	(1,025)	(112)	(119)	(1,256)

Foreign currency translation adjustment	2	4	6	1	—	7

Claim & claim adjustment expense reserves, end of period
Net	5,866	10,849	16,715	2,020	2,487	21,222
Ceded	1,056	2,156	3,212	863	1,519	5,594

Gross	$6,922	$13,005	$19,927	$2,883	$4,006	$26,816

TWELVE MONTHS ENDED DECEMBER 31, 2009
				Life & Group	Corporate &
(In millions)	CNA Specialty	CNA Commercial	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$6,721	$13,609	$20,330	$2,862	$4,401	$27,593
Ceded	1,186	2,431	3,617	957	1,714	6,288

Net	5,535	11,178	16,713	1,905	2,687	21,305

Net incurred claim & claim adjustment expenses	1,535	2,395	3,930	479	266	4,675

Net claim & claim adjustment expense payments	(1,253)	(2,766)	(4,019)	(365)	(472)	(4,856)

Foreign currency translation adjustment	49	42	91	1	6	98

Claim & claim adjustment expense reserves, end of period
Net	5,866	10,849	16,715	2,020	2,487	21,222
Ceded	1,056	2,156	3,212	863	1,519	5,594

Gross	$6,922	$13,005	$19,927	$2,883	$4,006	$26,816

CNA FINANCIAL CORPORATION
Financial Supplement
Investments by Segment Aggregation

	December 31, 2009		September 30, 2009		December 31, 2008
(In millions)	Book Value	Fair Value	Book Value	Fair Value	Book Value	Fair Value

Property & Casualty and Corporate & Other Non-Core:
Fixed maturities — taxable	$21,295	$21,158	$20,420	$19,892	$18,987	$15,880
Fixed maturities — tax-exempt	4,513	4,446	4,804	4,798	6,341	5,638
Equities	298	292	301	642	466	515
Short-term investments	3,789	3,792	3,846	3,850	3,070	3,078
Limited partnership investments	1,777	1,777	1,878	1,878	1,667	1,667
Other	3	3	4	5	3	27

Total investments	$31,675	$31,468	$31,253	$31,065	$30,534	$26,805

Net receivable/(payable)	$(91)		$(235)		$311
Securities lending collateral	—		—		—

Life & Group Non-Core:
Fixed maturities — taxable	$7,129	$7,425	$7,026	$7,340	$6,611	$5,592
Fixed maturities — tax-exempt	2,665	2,583	2,630	2,688	2,216	1,777
Equities	335	352	338	330	550	356
Short-term investments	156	157	224	225	457	456
Limited partnership investments	10	10	12	12	16	16
Other	1	1	1	1	1	1

Total investments	$10,296	$10,528	$10,231	$10,596	$9,851	$8,198

Net receivable/(payable)	$—		$(37)		$79
Securities lending collateral	—		—		—

Total investments	$41,971	$41,996	$41,484	$41,661	$40,385	$35,003

Total net receivable/(payable)	$(91)		$(272)		$390
Total securities lending collateral	—		—		—

The information above related to net receivable/(payable) and securities lending collateral is provided to facilitate an analysis of significant changes in book value. When compared to the net receivable/(payable) per the Consolidated Balance Sheets, the amounts above exclude $3 million, $5 million, and $0 million as of December 31, 2009, September 30, 2009, and December 31, 2008 where the net receivable/(payable) balance does not relate to change in book value.

CNA FINANCIAL CORPORATION
Financial Supplement
Asset-Backed Exposure
As of December 31, 2009
(In millions)
Invested Assets Fair Value By Segment

	P&C and
	Corporate & Other		Life & Group
	Non-Core	%	Non-Core	%	Total	%
RMBS	$6,547	20.7	$390	3.7	$6,937	16.5
CMBS	453	1.4	131	1.2	584	1.4
Other ABS	774	2.4	58	0.6	832	2.0

Total Asset-Backed Exposure	7,774	24.5	579	5.5	8,353	19.9
Other taxable fixed maturities	13,384	42.7	6,846	64.4	20,230	48.0
Tax exempt fixed maturities	4,446	14.3	2,583	25.2	7,029	16.9
All other	5,864	18.5	520	4.9	6,384	15.2

Total investments	$31,468	100.0	$10,528	100.0	$41,996	100.0

Sub-prime (Included in RMBS Above)	$594	1.9	$8	0.1	$602	1.4
Alt-A (Included in RMBS Above)	$608	1.9	$42	0.4	$650	1.5
Invested Assets Amortized Cost By Segment

	P&C and
	Corporate & Other		Life & Group
	Non-Core	%	Non-Core	%	Total	%
RMBS	$7,010	22.1	$459	4.4	$7,469	17.8
CMBS	527	1.7	182	1.8	709	1.7
Other ABS	805	2.5	53	0.5	858	2.0

Total Asset-Backed Exposure	8,342	26.3	694	6.7	9,036	21.5
Other taxable fixed maturities	12,953	40.9	6,435	61.8	19,388	46.0
Tax exempt fixed maturities	4,513	14.3	2,665	26.6	7,178	17.3
All other	5,867	18.5	502	4.9	6,369	15.2

Total investments	$31,675	100.0	$10,296	100.0	$41,971	100.0

Sub-prime (Included in RMBS Above)	$701	2.2	$8	0.1	$709	1.7
Alt-A (Included in RMBS Above)	$702	2.2	$73	0.7	$775	1.8
RMBS/CMBS/Other ABS Distribution

	RMBS		CMBS		Other ABS		Total		% of Asset -Backed Exposure		% of Total Investments
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
U.S. Government Agencies	$3,405	$3,387	$—	$—	$—	$—	$3,405	$3,387	40.8	37.5	8.1	8.1
AAA	1,644	1,864	345	393	626	641	2,615	2,898	31.3	32.1	6.2	6.9
AA	307	360	92	121	69	71	468	552	5.6	6.1	1.1	1.3
A	250	291	81	105	35	35	366	431	4.4	4.8	0.9	1.0
BBB	226	255	44	72	102	111	372	438	4.4	4.8	0.9	1.0
<BBB & Equity Tranches	1,105	1,312	22	18	—	—	1,127	1,330	13.5	14.7	2.7	3.2

Total RMBS/CMBS/Other ABS	$6,937	$7,469	$584	$709	$832	$858	$8,353	$9,036	100.0	100.0	19.9	21.5

(1)	The exposure to sub-prime residential mortgage (sub-prime) collateral and Alternative A residential mortgages that have lower than normal standards of loan documentation (Alt-A) collateral is measured by the original deal structure.

(2)	The ratings presented are based on a ratings methodology that takes into account ratings from the three major providers, Standard & Poor’s, Moody’s Investor Services, Inc. and Fitch Ratings in that order of preference. If a security is not rated by any of the three, an internal rating is formulated. For securities with credit support from third party guarantees, the rating reflects the greater of the underlying rating of the issuer or the insured rating.
RMBS — Residential mortgage-backed securities
CMBS — Commercial mortgage-backed securities
Other ABS — Other asset-backed securities

CNA FINANCIAL CORPORATION
Financial Supplement
Asset-Backed Exposure
As of December 31, 2009
(In millions)
RMBS Sub-Prime Fair Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$17	8.4	$—	—	$—	—	$—	—	$—	—	$17	2.8
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	8	3.9	39	28.7	6	15.8	5	26.3	17	8.3	75	12.5
2006	117	57.7	24	17.6	15	39.5	6	31.6	136	66.0	298	49.5
2005	49	24.1	36	26.5	—	—	1	5.3	16	7.8	102	16.9
2004	8	3.9	13	9.6	4	10.5	7	36.8	18	8.7	50	8.3
2003 & prior	4	2.0	24	17.6	13	34.2	—	—	19	9.2	60	10.0

Total sub-prime	$203	100.0	$136	100.0	$38	100.0	$19	100.0	$206	100.0	$602	100.0

RMBS Sub-Prime Amortized Cost Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$17	7.3	$—	—	$—	—	$—	—	$—	—	$17	2.4
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	9	3.9	38	23.2	6	12.2	6	30.0	18	7.3	77	10.8
2006	133	57.3	28	17.1	15	30.6	6	30.0	152	62.4	334	47.2
2005	58	25.0	54	32.8	—	—	1	5.0	20	8.2	133	18.7
2004	9	3.9	16	9.8	6	12.2	7	35	32	13.1	70	9.9
2003 & prior	6	2.6	28	17.1	22	45.0	—	—	22	9.0	78	11.0

Total sub-prime	$232	100.0	$164	100.0	$49	100.0	$20	100.0	$244	100.0	$709	100.0

RMBS Alt-A Fair Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	41	29.1	41	6.3
2006	2	0.5	—	—	—	—	—	—	76	53.9	78	12.0
2005	39	9.2	—	—	25	39.7	—	—	23	16.3	87	13.4
2004	288	68.3	24	100.0	37	58.7	—	—	1	0.7	350	53.8
2003 & prior	93	22.0	—	—	1	1.6	—	—	—	—	94	14.5

Total Alt-A	$422	100.0	$24	100.0	$63	100.0	$—	—	$141	100.0	$650	100.0

RMBS Alt-A Amortized Cost Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	58	36.0	58	7.5
2006	2	0.4	—	—	—	—	—	—	79	49.1	81	10.5
2005	64	12.5	—	—	29	39.7	—	—	23	14.3	116	15.0
2004	342	66.6	28	100.0	43	58.9	—	—	1	0.6	414	53.3
2003 & prior	105	20.5	—	—	1	1.4	—	—	—	—	106	13.7

Total Alt-A	$513	100.0	$28	100.0	$73	100.0	$—	—	$161	100.0	$775	100.0

CNA FINANCIAL CORPORATION
Financial Supplement
Asset-Backed Exposure
As of December 31, 2009
(In millions)
RMBS Distribution By Collateral Type & Quality

	Fixed Coupon -		Fixed Coupon -
	30 Year		15/20 Year		ARM		Home Equity		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$3,016	$3,004	$343	$339	$7	$7	$—	$—	$39	$37	$3,405	$3,387
AAA	1,022	1,199	142	149	102	114	38	40	340	362	1,644	1,864
AA	169	199	—	—	64	67	63	83	11	11	307	360
A	209	243	20	24	4	5	17	19	—		250	291
BBB	192	213	—	—	29	36	5	6	—	—	226	255
<BBB & Equity Tranches	539	629	96	100	392	497	70	78	8	8	1,105	1,312

Total RMBS	$5,147	$5,487	$601	$612	$598	$726	$193	$226	$398	$418	$6,937	$7,469

Included in Total RMBS:
MBS Pass-Thru	$1,465	$1,464	$54	$55	$7	$7	$—	$—	$44	$40	$1,570	$1,566
Structured	3,682	4,023	547	557	591	719	193	226	354	378	5,367	5,903

Total RMBS	$5,147	$5,487	$601	$612	$598	$726	$193	$226	$398	$418	$6,937	$7,469

Included in Total RMBS:
Sub-prime	$306	$381	$—	$—	$86	$85	$193	$226	$17	$17	$602	$709
Alt-A	555	666	16	19	77	88	—	—	2	2	650	775
Prime	4,286	4,440	585	593	435	553	—	—	379	399	5,685	5,985

Total RMBS	$5,147	$5,487	$601	$612	$598	$726	$193	$226	$398	$418	$6,937	$7,469

CMBS Distribution By Deal Coupon Type & Quality

	Fixed Rate		Adjustable/Floating Rate		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost
AAA	$147	$164	$198	$229	$345	$393
AA	55	74	37	47	92	121
A	64	83	17	22	81	105
BBB	—	—	44	72	44	72
<BBB & Equity Tranches	5	8	17	10	22	18

Total CMBS	$271	$329	$313	$380	$584	$709

Included in Total CMBS:
Pass-Thru	$—	$—	$—	$—	$—	$—
Structured	271	329	313	380	584	709

Total CMBS	$271	$329	$313	$380	$584	$709

ARM	— Adjustable rate mortgages

MBS	— Mortgage-backed securities

CNA FINANCIAL CORPORATION
Financial Supplement
Asset-Backed Exposure
As of December 31, 2009
(In millions)
Other ABS Distribution By Collateral Type & Quality

	Auto Loans		Student Loans		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost
AAA	$344	$342	$102	$128	$180	$171	$626	$641
AA	—	—	—	—	69	71	69	71
A	12	12	—	—	23	23	35	35
BBB	51	50	—	—	51	61	102	111
<BBB & Equity Tranches	—	—	—	—	—	—	—	—

Total Other ABS	$407	$404	$102	$128	$323	$326	$832	$858

Included in Total Other ABS:
Pass-Thru	$51	$51	$—	$—	$7	$7	$58	$58
Structured	356	353	102	128	316	319	774	800

Total Other ABS	$407	$404	$102	$128	$323	$326	$832	$858

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

THREE MONTHS ENDED	CNA Specialty			CNA Commercial			P&C Operations
DECEMBER 31			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2009	2008	% Change	2009	2008	% Change	2009	2008	% Change

Gross written premiums	$1,027	$1,066	(4)%	$878	$957	(8)%	$1,905	$2,023	(6)%
Net written premiums	667	683	(2)	801	881	(9)	1,468	1,564	(6)

Net earned premiums	683	685	—	858	930	(8)	1,541	1,615	(5)
Net investment income	130	29	N/M	220	21	N/M	350	50	N/M
Other revenues	53	57	(7)	14	19	(26)	67	76	(12)

Total operating revenues	866	771	12	1,092	970	13	1,958	1,741	12

Claims, benefits and expenses:
Net incurred claims and benefits	327	441	26	536	507	(6)	863	948	9
Policyholders’ dividends	2	4	50	3	3	—	5	7	29
Amortization of deferred acquisition costs	167	161	(4)	184	220	16	351	381	8
Other insurance related expenses	40	30	(33)	134	75	(79)	174	105	(66)
Other expenses	46	66	30	15	49	69	61	115	47

Total claims, benefits and expenses	582	702	17	872	854	(2)	1,454	1,556	7

Operating income from continuing operations before income tax	284	69	N/M	220	116	90	504	185	172
Income tax expense on operating income	(87)	(15)	N/M	(65)	(30)	(117)	(152)	(45)	N/M
Net operating income, after-tax, attributable to noncontrolling interests	(19)	(12)	(58)	(5)	(5)	—	(24)	(17)	(41)

Net operating income from continuing operations attributable to CNA	178	42	N/M	150	81	85	328	123	167

Net realized investment gains (losses), net of participating policyholders’ interests	41	(122)	134	84	(245)	134	125	(367)	134
Income tax (expense) benefit on realized investment gains (losses)	(12)	43	(128)	(29)	86	(134)	(41)	129	(132)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	(1)	—	N/M	1	—	N/M	—	—	N/M

Net realized investment gains (losses) attributable to CNA	28	(79)	135	56	(159)	135	84	(238)	135

Net income (loss) from continuing operations attributable to CNA	$206	$(37)	N/M %	$206	$(78)	N/M %	$412	$(115)	N/M %

FINANCIAL RATIOS
Loss & LAE	47.8%	64.2%		62.5%	54.5%		56.0%	58.6%
Acquisition expense	18.7	18.3		20.2	17.6		19.6	17.9
Underwriting expense	11.6	9.4		16.8	14.1		14.3	12.1

Expense	30.3	27.7		37.0	31.7		33.9	30.0
Dividend	0.3	0.7		0.4	0.3		0.4	0.5

Combined ratio	78.4%	92.6%		99.9%	86.5%		90.3%	89.1%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$1	$4		$9	$6		$10	$10
Impact on loss & LAE ratio	0.1%	0.6%		1.1%	0.6%		0.7%	0.6%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development (1)	$(115)	$(47)		$(107)	$(47)		$(222)	$(94)
Prior year premium development	(6)	—		2	12		(4)	12
Other (2)	1	—		6	(104)		7	(104)

Total development & other (3)	$(120)	$(47)		$(99)	$(139)		$(219)	$(186)

Impact of development & other on loss & LAE ratio	(17.1)%	(6.9)%		(11.6)%	(15.3)%		(14.0)%	(11.8)%

(1)	In 2009, CNA Commercial includes $37 million of favorable loss & LAE reserve development on catastrophes that occurred in prior accident years, primarily 2007 and 2008. In 2008, CNA Commercial includes $18 million of favorable loss & LAE reserve development on catastrophes that occurred in prior accident years, primarily related to the 2005 hurricanes.

(2)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

(3)	In 2008, the amount due from policyholders related to losses under deductible policies within CNA Commercial was reduced by $90 million for insolvent insureds. The reduction of this amount, which was reflected as unfavorable net prior year reserve development, had no effect on the fourth quarter of 2008 results of operations as the Company had previously recognized provisions in prior years. These impacts were reported in Insurance claims and policyholders’ benefits in the 2008 Consolidated Statement of Operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

THREE MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
DECEMBER 31					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2009	2008	2009	2008	% Change	2009	2008	% Change	2009	2008	% Change

Net earned premiums	$1,541	$1,615	$148	$152	(3)%	$(3)	$(2)	(50)%	$1,686	$1,765	(4)%
Net investment income	350	50	168	108	56	47	12	N/M	565	170	N/M
Other revenues	67	76	4	8	(50)	4	2	100	75	86	(13)

Total operating revenues	1,958	1,741	320	268	19	48	12	N/M	2,326	2,021	15

Claims, benefits and expenses:
Net incurred claims and benefits	863	948	311	282	(10)	190	105	(81)	1,364	1,335	(2)
Policyholders’ dividends	5	7	2	1	(100)	—	—	N/M	7	8	13
Amortization of deferred acquisition costs	351	381	3	3	—	—	—	N/M	354	384	8
Other insurance related expenses	174	105	45	49	8	(1)	8	113	218	162	(35)
Other expenses	61	115	5	7	29	32	63	49	98	185	47

Total claims, benefits and expenses	1,454	1,556	366	342	(7)	221	176	(26)	2,041	2,074	2

Operating income (loss) from continuing operations before income tax	504	185	(46)	(74)	38	(173)	(164)	(5)	285	(53)	N/M
Income tax (expense) benefit on operating income (loss)	(152)	(45)	27	35	(23)	61	59	3	(64)	49	N/M
Net operating income, after-tax, attributable to noncontrolling interests	(24)	(17)	—	—	N/M	—	—	N/M	(24)	(17)	(41)

Net operating income (loss) from continuing operations attributable to CNA	328	123	(19)	(39)	51	(112)	(105)	(7)	197	(21)	N/M

Net realized investment gains (losses), net of participating policyholders’ interests	125	(367)	(79)	(42)	(88)	26	(75)	135	72	(484)	115
Income tax (expense) benefit on realized investment gains (losses)	(41)	129	27	15	80	(9)	26	(135)	(23)	170	(114)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	—	—	N/M	—	—	N/M	—	—	N/M

Net realized investment gains (losses) attributable to CNA	84	(238)	(52)	(27)	(93)	17	(49)	135	49	(314)	116

Net income (loss) from continuing operations attributable to CNA	$412	$(115)	$(71)	$(66)	(8)%	$(95)	$(154)	38%	$246	$(335)	173%

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

TWELVE MONTHS ENDED	CNA Specialty			CNA Commercial			P&C Operations
DECEMBER 31			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2009	2008	% Change	2009	2008	% Change	2009	2008	% Change

Gross written premiums	$4,222	$4,254	(1)%	$3,824	$4,213	(9)%	$8,046	$8,467	(5)%
Net written premiums	2,684	2,719	(1)	3,448	3,770	(9)	6,132	6,489	(6)

Net earned premiums	2,697	2,755	(2)	3,432	3,787	(9)	6,129	6,542	(6)
Net investment income	526	354	49	922	603	53	1,448	957	51
Other revenues	206	219	(6)	61	65	(6)	267	284	(6)

Total operating revenues	3,429	3,328	3	4,415	4,455	(1)	7,844	7,783	1

Claims, benefits and expenses:
Net incurred claims and benefits	1,536	1,700	10	2,388	2,766	14	3,924	4,466	12
Policyholders’ dividends	9	13	31	9	1	N/M	18	14	(29)
Amortization of deferred acquisition costs	624	618	(1)	775	836	7	1,399	1,454	4
Other insurance related expenses	163	137	(19)	435	343	(27)	598	480	(25)
Other expenses	179	198	10	77	105	27	256	303	16

Total claims, benefits and expenses	2,511	2,666	6	3,684	4,051	9	6,195	6,717	8

Operating income from continuing operations before income tax	918	662	39	731	404	81	1,649	1,066	55
Income tax expense on operating income	(282)	(205)	(38)	(208)	(101)	(106)	(490)	(306)	(60)
Net operating income, after-tax, attributable to noncontrolling interests	(45)	(43)	(5)	(17)	(14)	(21)	(62)	(57)	(9)

Net operating income from continuing operations attributable to CNA	591	414	43	506	289	75	1,097	703	56

Net realized investment losses, net of participating policyholders’ interests	(186)	(257)	28	(354)	(518)	32	(540)	(775)	30
Income tax benefit on realized investment losses	64	90	(29)	121	183	(34)	185	273	(32)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	(1)	—	N/M	1	—	N/M	—	—	N/M

Net realized investment losses attributable to CNA	(123)	(167)	26	(232)	(335)	31	(355)	(502)	29

Net income (loss) from continuing operations attributable to CNA	$468	$247	89%	$274	$(46)	N/M %	$742	$201	N/M %

FINANCIAL RATIOS
Loss & LAE	56.9%	61.7%		69.6%	73.0%		64.0%	68.2%
Acquisition expense	18.8	18.2		18.5	17.1		18.6	17.6
Underwriting expense	10.5	9.1		16.7	14.1		14.0	12.0

Expense	29.3	27.3		35.2	31.2		32.6	29.6
Dividend	0.3	0.5		0.3	—		0.3	0.2

Combined ratio	86.5%	89.5%		105.1%	104.2%		96.9%	98.0%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$7	$15		$82	$343		$89	$358
Impact on loss & LAE ratio	0.2%	0.6%		2.4%	9.0%		1.4%	5.5%
Pretax assessments related to catastrophes	$—	$—		$—	$10		$—	$10
Impact on expense ratio	—%	—%		—%	0.3%		—%	0.2%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development (1)	$(218)	$(97)		$(255)	$(101)		$(473)	$(198)
Prior year premium development	(6)	(9)		87	5		81	(4)
Other (2)	—	(4)		18	(83)		18	(87)

Total development & other (3)	$(224)	$(110)		$(150)	$(179)		$(374)	$(289)

Impact of development & other on loss & LAE ratio	(8.3)%	(3.9)%		(5.0)%	(4.8)%		(6.5)%	(4.4)%

(1)	In 2009, CNA Specialty includes $4 million and CNA Commercial includes $101 million of favorable loss and LAE reserve development on catastrophes that occurred in prior accident years, primarily 2005, 2007 and 2008. In 2008, CNA Commercial includes $47 million of favorable loss & LAE reserve development on catastrophes that occurred in prior accident years, primarily related to the 2005 hurricanes.

(2)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

(3)	In 2008, the amount due from policyholders related to losses under deductible policies within CNA Commercial was reduced by $90 million for insolvent insureds. The reduction of this amount, which was reflected as unfavorable net prior year reserve development, had no effect on 2008 results of operations as the Company had previously recognized provisions in prior years. These impacts were reported in Insurance claims and policyholders’ benefits in the 2008 Consolidated Statement of Operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

TWELVE MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
DECEMBER 31					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2009	2008	2009	2008	% Change	2009	2008	% Change	2009	2008	% Change

Net earned premiums	$6,129	$6,542	$595	$612	(3)%	$(3)	$(3)	—%	$6,721	$7,151	(6)%
Net investment income	1,448	957	664	484	37	208	178	17	2,320	1,619	43
Other revenues	267	284	11	28	(61)	10	14	(29)	288	326	(12)

Total operating revenues	7,844	7,783	1,270	1,124	13	215	189	14	9,329	9,096	3

Claims, benefits and expenses:
Net incurred claims and benefits	3,924	4,466	1,084	1,104	2	259	133	(95)	5,267	5,703	8
Policyholders’ dividends	18	14	5	6	17	—	—	N/M	23	20	(15)
Amortization of deferred acquisition costs	1,399	1,454	18	13	(38)	—	—	N/M	1,417	1,467	3
Other insurance related expenses	598	480	183	201	9	—	13	N/M	781	694	(13)
Other expenses	256	303	69	24	(188)	119	150	21	444	477	7

Total claims, benefits and expenses	6,195	6,717	1,359	1,348	(1)	378	296	(28)	7,932	8,361	5

Operating income (loss) from continuing operations before income tax	1,649	1,066	(89)	(224)	60	(163)	(107)	(52)	1,397	735	90
Income tax (expense) benefit on operating income (loss)	(490)	(306)	73	116	(37)	64	45	42	(353)	(145)	(143)
Net operating income, after-tax, attributable to noncontrolling interests	(62)	(57)	—	—	N/M	—	—	N/M	(62)	(57)	(9)

Net operating income (loss) from continuing operations attributable to CNA	1,097	703	(16)	(108)	85	(99)	(62)	(60)	982	533	84

Net realized investment losses, net of participating policyholders’ interests	(540)	(775)	(235)	(363)	35	(82)	(159)	48	(857)	(1,297)	34
Income tax benefit on realized investment losses	185	273	82	127	(35)	29	56	(48)	296	456	(35)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	—	—	N/M	—	—	N/M	—	—	N/M

Net realized investment losses attributable to CNA	(355)	(502)	(153)	(236)	35	(53)	(103)	49	(561)	(841)	33

Net income (loss) from continuing operations attributable to CNA	$742	$201	$(169)	$(344)	51%	$(152)	$(165)	8%	$421	$(308)	N/M %

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Pretax Net Investment Income

	CNA Specialty
(In millions)	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009

Income (loss) from limited partnerships	$(11)	$11	$(21)	$(85)	$(106)	$(19)	$47	$41	$23	$92
Income (loss) from trading portfolio — Indexed Group Annuity	—	—	—	—	—	—	—	—	—	—
Income (loss) from trading portfolio — Other	—	—	—	(1)	(1)	—	2	4	1	7
Other investment income	107	106	133	115	461	104	108	109	106	427

Net investment income	$96	$117	$112	$29	$354	$85	$157	$154	$130	$526

	CNA Commercial
	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009

Income (loss) from limited partnerships	$(25)	$24	$(42)	$(171)	$(214)	$(39)	$95	$83	$44	$183
Income (loss) from trading portfolio — Indexed Group Annuity	—	—	—	—	—	—	—	—	—	—
Income (loss) from trading portfolio — Other	(1)	1	(1)	(1)	(2)	—	5	6	2	13
Other investment income	226	212	188	193	819	182	183	187	174	726

Net investment income	$200	$237	$145	$21	$603	$143	$283	$276	$220	$922

	P&C Operations
	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009

Income (loss) from limited partnerships	$(36)	$35	$(63)	$(256)	$(320)	$(58)	$142	$124	$67	$275
Income (loss) from trading portfolio — Indexed Group Annuity	—	—	—	—	—	—	—	—	—	—
Income (loss) from trading portfolio — Other	(1)	1	(1)	(2)	(3)	—	7	10	3	20
Other investment income	333	318	321	308	1,280	286	291	296	280	1,153

Net investment income	$296	$354	$257	$50	$957	$228	$440	$430	$350	$1,448

	Life & Group Non-Core
	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009

Income (loss) from limited partnerships	$4	$5	$(2)	$(12)	$(5)	$(2)	$—	$1	$(2)	$(3)
Income (loss) from trading portfolio — Indexed Group Annuity	(76)	(5)	(22)	(43)	(146)	—	—	—	—	—
Income (loss) from trading portfolio — Other	—	—	—	—	—	—	—	—	—	—
Other investment income	156	157	159	163	635	161	168	168	170	667

Net investment income	$84	$157	$135	$108	$484	$159	$168	$169	$168	$664

	Corporate & Other Non-Core
	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009

Income (loss) from limited partnerships	$(7)	$6	$(12)	$(41)	$(54)	$(10)	$23	$20	$10	$43
Income (loss) from trading portfolio — Indexed Group Annuity	—	—	—	—	—	—	—	—	—	—
Income (loss) from trading portfolio — Other	—	—	—	—	—	—	1	2	—	3
Other investment income	61	59	59	53	232	43	43	39	37	162

Net investment income	$54	$65	$47	$12	$178	$33	$67	$61	$47	$208

	Total Operations
	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	4Q09	2009

Income (loss) from limited partnerships	$(39)	$46	$(77)	$(309)	$(379)	$(70)	$165	$145	$75	$315
Income (loss) from trading portfolio — Indexed Group Annuity	(76)	(5)	(22)	(43)	(146)	—	—	—	—	—
Income (loss) from trading portfolio — Other	(1)	1	(1)	(2)	(3)	—	8	12	3	23
Other investment income	550	534	539	524	2,147	490	502	503	487	1,982

Net investment income	$434	$576	$439	$170	$1,619	$420	$675	$660	$565	$2,320

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data – Preliminary

PERIODS ENDED DECEMBER 31	Three Months			Twelve Months
Income Statement	(Preliminary)		Fav / (Unfav)	(Preliminary)		Fav / (Unfav)
(In millions)	2009	2008	% Change	2009	2008	% Change

Combined Continental Casualty Companies
Gross written premiums	$1,807	$1,910	(5)%	$7,727	$8,214	(6)%
Net written premiums	1,381	1,454	(5)	5,843	6,135	(5)

Net earned premiums	1,303	1,372	(5)	5,352	5,548	(4)
Claim and claim adjustment expenses	1,189	1,203	(1)	4,322	4,829	(10)
Acquisition expenses	236	238	1	1,007	978	(3)
Underwriting expenses	241	225	(7)	875	800	(9)
Policyholders’ dividends	4	3	(33)	15	13	(15)

Underwriting loss	(367)	(297)	(24)	(867)	(1,072)	19
Net investment income	449	447	—	1,700	1,811	(6)
Other income (expenses)	(30)	82	(137)	(3)	51	(106)
Income tax (expense) benefit	16	(11)	N/M	(29)	(18)	(61)
Net realized gains (losses)	149	(323)	146	(784)	(944)	17

Net income (loss)	$217	$(102)	N/M %	$17	$(172)	110%

Financial Ratios
Loss and LAE	91.2%	87.6%		80.7%	87.0%
Acquisition expense	17.1	16.4		17.2	15.9
Underwriting expense	17.5	15.5		15.0	13.2

Expense	34.6	31.9		32.2	29.1
Dividend	0.3	0.2		0.3	0.2

Combined ratio	126.1%	119.7%		113.2%	116.3%

SUPPLEMENTAL STATUTORY DATA
	(Preliminary)
(In millions)	December 31, 2009	December 31, 2008

Combined Continental Casualty Companies
Statutory surplus (1)	$9,338	$7,819

Life Company
Statutory surplus	$448	$487

(1)	Represents the combined statutory surplus of Continental Casualty Company and its subsidiaries, including the Life Company, as determined in accordance with statutory accounting practices.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations
Loss and LAE Ratio Analysis

	CNA Specialty
	2009 YTD	2008 FY	2008 FY
	Evaluated at	Evaluated	Evaluated at
	12/31/09	at 12/31/08	12/31/09
Gross Accident Year	65.6%	66.6%	67.5%
Impact of Reinsurance	(0.4)	(1.0)	—

Net Accident Year	65.2	65.6	67.5%

Impact of Development and Other (1)	(8.3)	(3.9)

Net Calendar Year	56.9%	61.7%

	CNA Commercial
	2009 YTD	2008 FY	2008 FY
	Evaluated at	Evaluated	Evaluated at
	12/31/09	at 12/31/08	12/31/09
Gross Accident Year	71.3%	74.9%	73.3%
Impact of Reinsurance	3.3	2.9	3.5

Net Accident Year	74.6	77.8	76.8%

Impact of Development and Other (1) (2)	(5.0)	(4.8)

Net Calendar Year	69.6%	73.0%

	P&C Operations
	2009 YTD	2008 FY	2008 FY
	Evaluated at	Evaluated	Evaluated at
	12/31/09	at 12/31/08	12/31/09
Gross Accident Year	68.3%	70.7%	70.4%
Impact of Reinsurance	2.2	1.9	2.5

Net Accident Year	70.5	72.6	72.9%

Impact of Development and Other (1) (2)	(6.5)	(4.4)

Net Calendar Year	64.0%	68.2%

(1)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

(2)	In 2008, the amount due from policyholders related to losses under deductible policies within CNA Commercial was reduced by $90 million for insolvent insureds. The reduction of this amount, which was reflected as unfavorable net prior year reserve development, had no effect on 2008 results of operations as the Company had previously recognized provisions in prior years. These impacts were reported in Insurance claims and policyholders’ benefits in the 2008 Consolidated Statement of Operations.